UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                           November 8, 2012

    AAA ENERGY OPPORTUNITIES FUND LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54670 (Commission File Number)	38-3849454 (IRS Employer Identification No.)

c/o UBS Alternatives LLC
1285 Avenue of the Americas, 13th Floor
New York, New York 10019
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:
(212) 713-3234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The registrant does not have a board of directors.  The registrant’s member designee, Sydling Futures Management LLC (“Sydling”), is managed by a board of directors.

Effective September 12, 2012, Mr. William Frey was appointed a Director of Sydling.

Effective September 12, 2012, Mr. John J. Brown was appointed a Director of Sydling.

Effective September 12, 2012, Mr. Robert Showers was appointed a Director of Sydling.

Effective September 13, 2012, Mr. Michael Perry was appointed Senior Vice President and a Director of Sydling.

Effective September 14, 2012, Ms. Jennifer Magro was appointed Chief Financial Officer and a Director of Sydling.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAA ENERGY OPPORTUNITIES FUND LLC

By: Sydling Futures Management LLC

By	/s/ Jerry Pascucci
Jerry Pascucci
President and Director

Date:  November 8, 2012